UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580	54-1956515
(Commission File Number)	(IRS Employer
Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

On June 26, 2014, the Company entered into Amendment No. 2 (the “Second Amendment”) to its Amended and Restated Credit Agreement, dated as of November 15, 2012, with Bank of America, N.A., and the other lenders party thereto, which amended the Credit Agreement to, among other things, (a) establish a new  maturity date of March 31, 2015, (b), reduce the aggregate commitments to $7,500,000, (c) reduce maximum permitted leverage ratio to 2:00 to 1:00, (d) add a new minimum Year-to-Date Consolidated EBITDA covenant for each of last three fiscal quarters of 2014, (e) remove dividends from the definition of “Consolidated Fixed Charges”, and (f) eliminate certain permitted Restricted Payments, including, but not limited to, ordinary dividend payments, and a corresponding Permitted Investment.  As a result of the Second Amendment, the Company believes it currently is able to borrow the full amount under the Credit Agreement.

The foregoing description of the Second Amendment is not complete and is subject to and qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Second Amendment to the Credit Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

10.1
Amendment to Credit Agreement and Waiver, dated May 9, 2014, to Amended and Restated Credit Agreement dated November 15, 2012 by and among Intersections Inc., Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer, and the other lenders party thereto from time to time

10.2
Amendment No. 2 to Credit Agreement, dated as of June 26, 2014, to Amended and Restated Credit Agreement dated November 15, 2012 by and among Intersections Inc., Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer, and the other lenders party thereto from time to time

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 2014

INTERSECTIONS INC.

By:	/s/ John Scanlon
Name: John Scanlon
Title: Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment to Credit Agreement and Waiver, dated May 9, 2014, to Amended and Restated Credit Agreement dated November 15, 2012 by and among Intersections Inc., Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer, and the other lenders party thereto from time to time

10.2
Amendment No. 2 to Credit Agreement, dated as of June 26, 2014, to Amended and Restated Credit Agreement dated November 15, 2012 by and among Intersections Inc., Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer, and the other lenders party thereto from time to time